UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue, Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-866-884-5968

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue, Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT APRIL 30, 2010

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

                                                                                               June 28, 2010

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2010 fiscal year through April 30 was 14.83%; the Fund’s NAV at April 30 was $15.25.  The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the first six months of its 2010 fiscal year and for one year, five years, and ten years are shown below with comparable results for leading market indexes.

	First Six Months of 2010 Fiscal Year November 1, 2009 -- April 30, 2010	One-Year Return May 1, 2009 -- April 30, 2010	Annualized Return Five Years May 1, 2005 -- April 30, 2010	Annualized Return Ten Years May 1, 2000 -- April 30, 2010
Meehan Focus Fund	14.83%	38.06%	3.80%	3.13%
S&P 500 Total Return Index**	15.66%	38.84%	2.63%	-1.99%
NASDAQ**	20.35%	43.32%	3.54%	-4.13%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.16%.***

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.
*** The operating expenses disclosed above are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

The market rally that began last March extended into April, as economic trends and corporate earnings continued to improve.  In May, however, after a 14-month rally that sent stocks up dramatically from their March 2009 low, the market experienced a correction (defined as a decline of 10% or more), which was to be expected.

The primary catalyst for this drop was the Greek debt crisis and fears of debt contagion reaching other Eurozone economies, which added to lingering concerns about the overall strength of the global economic recovery.  With memories of the market collapse of 2008-2009 still fresh, many investors moved rapidly out of equities, spurring volatility and further unsettling the markets.

Declines such as we experienced in May are disturbing but are not surprising, and they are not reasons to alter a long-term investing strategy.  We believe that, while issues remain, the preponderance of data points to continued recovery in the global and U.S. economies.  As the economy recovers corporate revenue and profits should grow, supporting further market gains.

Since our last report we have continued to take advantage of what we consider attractive valuations, particularly among U.S.-based, large-capitalization, multinational corporations, and we have added several stocks to the portfolio.  New holdings include medical instrument manufacturer Becton Dickinson, scientific and laboratory equipment supplier Thermo Fisher Scientific, and the Wisdom Tree Emerging Markets exchange traded fund.

Over the past six months we sold our positions in Fastenal, Progressive, and Nokia.  Fastenal and Progressive were both sold at substantial gains when they reached our estimate of their full value.  Nokia was sold at a loss after we decided that intense competition in the mobile phone business combined with a weak smartphone lineup were likely to depress results at the company for several more quarters.  We also reduced our position in Berkshire Hathaway.  While it remains the Fund’s largest holding, we took advantage of its strong performance early this year to raise funds for new purchases.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2010.  Our Fund held 31 stocks, and approximately 91% of the Fund’s assets were invested in 25 holdings.  Our top 10 holdings, which represented approximately 48% of the Fund’s portfolio, were as follows:

Company		% of Fund
1.	Berkshire Hathaway, Inc., Class B	6.5
2.	American Express Co.	5.2
3.	Nestle SA ADR	5.2
4.	Microsoft Corp.	4.7
5.	Lowe’s Companies, Inc.	4.6
6.	Wellpoint, Inc.	4.5
7.	Cisco Systems, Inc.	4.5
8.	Diageo PLC ADR	4.4
9.	Procter & Gamble Co.	4.4
10.	Automatic Data Processing, Inc.	4.0
		48.0

As of April 30, 2010, nine of our top ten holdings show gains since we purchased them, with Procter & Gamble the exception.  Our largest dollar gains are in long-term Fund holdings Berkshire Hathaway, Nestle, General Electric, and American Express.  Despite its recent underperformance, Procter & Gamble is one of the well capitalized, dividend paying, multinational corporations that we believe will prosper as the global economy recovers.

The Fund’s performance over the past six months was held back by weak results from Monsanto, Novartis, and Noble. A substantial decline in profits from its flagship herbicide Roundup in the face of generic competition, a backlash by farmers against high prices charged for its genetically modified seeds, and subsequent reductions to its earnings outlook all punished shares of Monsanto, the Fund’s weakest performer.  We believe these issues are likely to keep Monsanto’s share price in check into next year, and we sold the Fund’s position in May.

After a major run up from our purchase in April of last year, Noble’s shares declined modestly through April of this year.  Since April 30, shares have declined further as the tragic BP oil spill in the Gulf of Mexico raised questions about the future of drilling in that region.  While Noble operates rigs in the Gulf and the proposed six-month moratorium would dent its earnings in the near term, we believe that with the majority of its rigs deployed outside the Gulf and a large backlog of work, Noble’s earnings and share price will rebound.  Despite solid first quarter results, Novartis’ shares declined modestly over the past six months. We continue to believe that Novartis’ diversified product lineup, which combines strong branded and generic pharmaceutical offerings and an outstanding drug development pipeline, will yield solid results over the long term.  Robust returns from Lowe’s, American Express, Berkshire Hathaway, and General Electric, among others, more than offset these results.

Brief Discussion of Three of Our Current Holdings

	Average Cost per Share	April 30, 2010 Market Price per Share	Percent Increase (Decrease)
Lowe’s Companies, Inc.	$20.46	$27.12	32.53%
Thermo Fisher Scientific, Inc.	$50.73	$55.28	8.97%
General Electric Company	$10.06	$18.86	87.55%

Recent Price	$21.85

Market Cap.	$30.3b

Forward P/E	12.1

Price/Sales	0.6

Price/Book	1.6

Dividend Yield	2.1%

Lowe’s Companies Inc. (LOW)

Lowe’s is the second largest home improvement retailer in the world, with over 1,700 stores across the United States and Canada and plans to open stores in Mexico and Australia in 2010-2011.  Headquartered in North Carolina, Lowe’s has aggressively expanded its chain of large stores to successfully compete with Home Depot.

The entire home improvement sector suffered during the housing collapse and broader economic downturn, but we believe revenues and profits will rise significantly as conditions improve.  The government’s incentives to encourage home purchases and projects to improve energy efficiency, combined with aging homes and a relatively high level of home ownership, will help spur Lowe’s recovery.

We began buying shares of Lowe’s last year after pressures from the economic downturn had sent them down sharply from their peak during the housing boom.  The home improvement market is extremely fragmented, leaving Lowe’s plenty of room to expand its share.  Even though Lowe’s and Home Depot are by far the largest competitors in the sector, 2009 market share for each was only 8% and 10%, respectively.

Lowe’s benefits from its tremendous scale, which provides purchasing power and a low-cost advantage over smaller competitors.  Its massive distribution network is the best in its industry and would be difficult to replicate.  Combined with its purchasing power, this allows the company to offer lower prices than competitors.  We believe these advantages will enable Lowe’s to continue to gain share and increase profits, primarily at the expense of smaller competitors who cannot match the company’s purchasing power, breadth of selection, and pricing.

The company’s balance sheet is healthy.  Debt equals about 20% of capital, maturities are spread over many years, and earnings before interest and tax are more than 12 times interest expense.  Lowe’s also owns 88% of its stores, a high rate of ownership among retailers that provides a valuable asset.  As the economy continues to improve, we believe Lowe’s should be able to increase profits and provide solid returns to shareholders.

Recent Price	$52.35

Market Cap.	$21.0b

Forward P/E	13.1

Price/Sales	2.0

Price/Book	1.4

Dividend Yield	N/A

Thermo Fisher Scientific Inc. (TMO)

With over $10 billion in sales and more than 30,000 employees, Thermo Fisher Scientific is the world's largest supplier of analytical instruments, equipment, consumables, and laboratory supplies.  Thermo Fisher sells its products to pharmaceutical and biotech companies, hospitals and clinical diagnostic labs, universities, research institutions, government agencies, and industrial customers in more than 150 countries.

The $70-$80 billion market for the company’s products is extremely fragmented, and Thermo Fisher's success in gaining market share and improving profit margins during the tough economic conditions of the past few years is evidence of the competitive advantages offered by its scale and breadth of products.  Relatively steady sales of consumables helped to lessen the impact of lower demand for analytical equipment during the recession, and margins should continue to improve as a result of the closure of less efficient facilities and consolidation of operations.

Pharmaceutical companies and hospitals, in particular, appear to be among the winners in the recent health care legislation, which bodes well for sales across Thermo Fisher's core product lines.  Foreign sales currently comprise more than one-third of the company's total sales and management is pushing international growth opportunities, particularly in China and India.

The company's strong balance sheet and cash flows have proven to be significant advantages, allowing Thermo Fisher to continue investing in research and development to add to its lineup of internal products, which offer higher margins.  Management also uses the company's cash flows to fund acquisitions, which have been a core component of the growth strategy, and share repurchases.  The combination of Thermo Fisher's many competitive advantages, an improving outlook, and attractive valuation (13.1x forward earnings) make us enthusiastic about its future prospects.

Recent Price	$15.39

Market Cap.	$160.1b

Forward P/E	11.4

Price/Sales	1.0

Price/Book	1.4

Dividend Yield	2.7%

General Electric Company (GE)

With a market capitalization of $170 billion and products ranging from home appliances to jet engines, General Electric (GE) is one of the world’s largest and best known companies.  GE does business in five segments – energy infrastructure, technology infrastructure, NBC Universal, GE Capital, and home and business solutions – and has operations across the globe.

We began buying shares of GE in the spring of 2009 as many worried that its finance arm, GE Capital, had done irreparable harm to the company, driving its shares down to levels not seen in almost 15 years.  We believed GE would survive the problems at GE Capital and that the share price did not reflect the outstanding value and growth potential of its industrial businesses.

In the wake of the troubles at GE Capital, GE management has refocused the company on its industrial businesses with positive results.  In 2009 GE’s industrial segments boosted earnings and margins and generated $16.6 billion in free cash flow.  In addition, GE stands to benefit from government stimulus programs that provide significant incentives for investment in areas where GE has a leading presence, such as wind and solar technology and power infrastructure.

In December 2009, GE and cable giant Comcast announced a joint venture that combines GE’s NBC Universal assets with Comcast’s cable and other entertainment assets.  We like this deal because it will generate cash GE can invest in infrastructure growth and free up management to devote more time to its infrastructure businesses.

Although GE Capital’s exposure to commercial real estate and consumer loans remains problematic, the unit continues to post profits and GE reduced leverage in this segment by 25% in 2009.  GE still carries an AA credit rating and GE’s management team has worked hard to buttress its balance sheet and maintain its financial flexibility.

A simplified, refocused GE is well positioned to take advantage of increased infrastructure spending both in the U.S. and globally.  GE’s size and finance capabilities provide it with competitive advantages as it seeks new customers and develops new products.  We believe that as the global economic recovery continues GE’s businesses and shareholders will prosper.

Source for charts and text: Morningstar, S&P, Argus, Value Line, company reports, Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services.  Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

/s/ Thomas P. Meehan

Thomas P. Meehan

/s/ Paul P. Meehan

Paul P. Meehan

/s/ R. Jordan Smytyh, Jr.

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**

	One year Ending 4/30/10	Five year Ending 4/30/10	Ten Year Ending 4/30/10

Meehan Focus Fund	38.06%	3.80%	3.13
S&P 500 Total Return Index	38.84%	2.63%	-1.99%
NASDAQ Composite Index	43.32%	3.54%	-4.13%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, October 31, 2009 through April 30, 2010.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* October 31, 2009 – April 30, 2010
Actual	$1,000.00	$1,148.34	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2010
	Number	Market
	of Shares	Value
COMMON STOCK -- 97.0%
Conglomerates
General Electric	70,000	$ 1,320,200
Total Conglomerates -- 3.7%		1,320,200

Consumer Discretionary
Avon Products	12,000	387,960
Diageo Plc ADR	23,000	1,567,220
Total Consumer Discretionary -- 5.5%		1,955,180

Consumer Staples
Nestle	37,500	1,833,750
Procter & Gamble	25,000	1,554,000
Total Consumer Staples -- 9.5%		3,387,750

Energy
ConocoPhillips	14,000	828,660
Devon Energy Corp.	13,000	875,290
Total Energy -- 4.8%		1,703,950

Financial
American Express	40,000	1,844,800
Berkshire Hathaway, Inc., Class B *	30,000	2,310,000
Total Financial -- 11.6%		4,154,800

Health
Becton Dickinson & Co	11,000	840,070
Johnson & Johnson	22,000	1,414,600
Novartis	22,000	1,118,700
Pfizer, Inc.	65,000	1,086,800
Wellpoint Inc.*	30,000	1,614,000
Total Health -- 17.0%		6,074,170

Industrials
General Dynamics	10,000	763,600
Terex Corp.*	50,000	1,326,000
Total Industrials -- 5.8%		2,089,600

Information Technology
Cisco Systems*	60,000	1,615,200
Microsoft	55,000	1,679,700
Thermo Fisher Scientific Inc.*	10,000	552,800
Total Information Technology -- 10.8%		3,847,700

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2010
	Number	Market
	of Shares	Value
Materials
Compass Minerals International	12,000	$ 903,720
Methanex Corp.*	18,983	440,026
Monsanto Company	10,500	662,130
3M Company	10,000	886,700
Noble Corp	17,000	671,330
XTO Energy Inc.	15,000	712,800
Total Materials -- 12.0%		4,276,706

Services
Automatic Data Processing, Inc.	33,000	1,430,880
Lowe's Companies	60,000	1,627,200
United Parcel Service Inc.	15,000	1,037,100
Weight Watchers Intl Inc.	16,000	425,120
Western Union Company	57,000	1,040,250
Total Services -- 15.5%		5,560,550

Utilities
Exelon Corporation	7,000	305,130
Total Utilities -- 0.8%		305,130

TOTAL COMMON STOCK (Cost $ 27,943,232)		$ 34,675,736

EXCHANGE TRADED FUNDS -- 1.8%
Wisdomtree Emerging Mkts Equity Income Fund	12,500	656,625
TOTAL EXCHANGE TRADED FUNDS (Cost $644,087)		$ 656,625

SHORT TERM INVESTMENTS -- 1.1%
First Western Bank Collective Asset Fund (0.25%)	377,205	377,205
TOTAL SHORT TERM INVESTMENTS (Cost $ 377,205)		$ 377,205

TOTAL INVESTMENTS (Cost $28,964,524) -- 99.9%		35,709,566
OTHER ASSETS LESS LIABILITIES -- 0.1%		34,065

NET ASSETS -- 100.0%		$ 35,743,631

* Non-income producing investments

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

Assets:
Investments, at market (cost $28,964,524) (Note 1)	35,709,566
Receivables:
Dividends and interest	68,038
Total assets	35,777,604

Liabilities:
Payables:
Due to advisor (Note 4)	33,973
Total liabilities	33,973

Net Assets	$35,743,631

Net Assets consist of:
Common stock (100,000,000 shares of $.0001 par value
authorized, 2,344,229 shares outstanding) (Note 2)	$234
Additional capital paid-in	29,883,132
Accumulated net realized gain(loss) on investments	(1,019,731)
Net unrealized appreciation(depreciation) on investments	6,745,042
Undistributed net investment income (loss)	134,954

Net Assets, for 2,344,229 shares outstanding	$35,743,631

Net Asset Value, offering per share *	$15.25

* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Period Ended April 30, 2010 (Unaudited)

Investment Income:
Interest	$1,144
Dividends	331,485
Total investment income	332,629

Expenses:
Investment advisory fees (Note 4)	154,702
Service fees (Note 4)	42,973
Total expenses	197,675

Net investment income (loss)	134,954

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	525,026
Net change in unrealized appreciation (depreciation) on
investments	3,974,570
Net gain (loss) on investments	4,499,596

Net increase (decrease) in net assets resulting from operations	$4,634,550

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For Period Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Increase in Net Assets
Operations:
Net investment income (loss)	$134,954	$276,594
Net realized gain (loss) on investments	525,026	(1,464,621)
Net change in unrealized appreciation
(depreciation) on investments	3,974,570	3,698,975
Net increase (decrease) in net assets
resulting from operations	4,634,550	2,510,948

Distributions to Shareholders From:
Capital gains	-	0
Net investment income	-	(276,594)
Total distributions to shareholders	-	(276,594)

Increase in net assets from Fund
share transactions (Note 2)	(112,160)	469,575

Increase(decrease) in net assets	4,522,390	2,703,929

Net Assets:
Beginning of period	31,221,241	28,517,312
End of period	$35,743,631	$31,221,241

Undistributed net investment income included in net assets	$134,954	$-

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout each Period)

	For the Period
	Ended	For the Year	For the Year	For the Year	For the Year	For the Year
	April 30, 2010	Ended	Ended	Ended	Ended	Ended
	(Unaudited)	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net Asset Value, Beginning of Period	$13.28	$12.34	$17.93	$16.14	$14.50	$13.55

Investment Operations:
Net investment income (loss)	0.06	0.12	0.12	0.04	(0.01)	0.01
Net realized and unrealized gain (loss) on
investments	1.91	0.94	(5.59)	2.72	1.91	0.95
Total income (loss) from investment operations	1.97	1.06	(5.47)	2.76	1.90	0.96

Distributions:
From Capital Gains	-	-	-	(0.93)	(0.26)	-
From net investment income	-	(0.12)	(0.12)	(0.04)	-	(0.01)
Total distributions	-	(0.12)	(0.12)	(0.97)	(0.26)	(0.01)

Net Asset Value, End of Period	$15.25	$13.28	$12.34	$17.93	$16.14	$14.50

Total Return1	14.83%	8.58%	-30.55%	17.10%	13.10%	7.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$35,744	$31,221	$28,517	$40,231	$34,414	$30,070
Ratio of expenses to average net assets	1.15%2	1.14%	1.15%	1.36%	1.41%	1.50%
Ratio of net investment income to average net assets	0.78%2	1.00%	0.72%	0.23%	(0.08)%	0.05%
Portfolio turnover rate	10.24%	30.28%	35.92%	19.48%	23.99%	29.96%

1Total return assumes reinvestment of distributions and is not annualized.
2Annualized.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities – The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

h) Fair Value Measurements – Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2010.

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$35,709,566

Level 2 – Other Significant Observable Inputs	-

Level 3 – Significant Unobservable Inputs	-

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)

Total	$35,709,566

2.            CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended April 30, 2010 were as follows:

	Shares	Amount
Sold	60,948	$900,329
Reinvestments	19,768	262,525
Redeemed	(88,756)	(1,275,014)

Net Increase	(8,040)	$(112,160)

Transactions in shares of the Fund for the year ended October 31, 2009 were as follows:

	Shares	Amount
Sold	138,718	$$1,586,706
Reinvestments	20,333	250,124
Redeemed	(119,876)	(1,367,255)

Net Increase	39,175	$469,575

3.             INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2010, were as follows:

Purchases	$3,422,185

Sales	3,880,839

At April 30, 2010, unrealized appreciation(depreciation) of investments for tax purposes was as follows:

Appreciation	$7,354,487
Depreciation	(609,445)

Net appreciation(depreciation) on investments	$6,745,042

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

3.           INVESTMENT TRANSACTIONS-(continued)
At April 30, 2010, the cost of investments for federal income tax purposes was $28,964,524.

4.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the period ended April 30, 2010, the Advisor received fees of $154,702.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the period ended April 30, 2010, the Advisor received fees of $42,973.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2010.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

5.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax character of distributions paid during the period ended April 30, 2010 and the year ended October 31, 2009 were as follows:

	2010	2009
Distributions from ordinary income	$-	$276,594
Distributions from Long-Term Capital Gains	$-	$-

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain(loss) on investments	$ (1,019,731)
Net unrealized appreciation(depreciation) of securities	6,745,042
Undistributed ordinary income (loss)	134,954
$ 5,860,265

6.	SUBSEQUENT EVENTS
No significant events occurred subsequent to the end of the Fund’s fiscal half-year.  Subsequent events have been evaluated through June 28, 2010, which is the date the financial statements were issued.

DIRECTORS AND OFFICERS as of April 30, 2010

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of April 30, 2010 – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Treasurer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Fund during the period to all Directors totaled $5,000.  Directors serve for the lifetime of the Company, or until they are removed or resign.  Officers are elected annually for one year terms.  The Company’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth qualify as “interested persons” of the Company as that term is defined by the Investment Company Act of 1940, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

RENEWAL OF ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Advisor”) at a meeting held on November 24, 2009.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Advisor seeking certain relevant information.  The Advisor’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.

Provided below is a summary of certain of the factors the Board considered at the November meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Advisor to the Fund.  The Board considered the Advisor’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it provides to the Fund.  The Board also considered the Advisor’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer is provided on a periodic basis to the Board.  The Board also considered the Advisor’s ability to promote the Fund and increase its assets.  The Board noted the Advisor’s commitment to the Fund through substantial monetary investments by the executive officers of the Advisor in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Advisor to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark indices for the fiscal year, five-year and since inception periods ended October 31, 2009.  The Board noted that although the Fund trailed its benchmark indices over the past fiscal year, it has outperformed those indices for the five-year period, and since inception.  The Board also noted that Morningstar statistics show the Fund has outperformed its “Large Cap Blend” category over the past three years, five years, and since inception.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Advisor.  For the twelve-month period from November 1, 2008 through October 31, 2009, the Fund outperformed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the composite account is not identical to the Fund.

The Board considered the current expenses of the Fund, including the advisory fees to be paid to the Advisor.  The Board also considered a comparison of the Fund’s expense ratio relative to selected funds provided by the Advisor.  In this connection, the Board noted that the Fund’s total annual operating expense ratio (after a voluntary expense reimbursement by the Advisor) is lower than the average expense ratio charged by comparable funds.  The Board further noted that the Advisor would continue to limit expenses at 1.15%.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fees paid to the Advisor, including any fee waivers or expense reimbursement.  The Board noted that the Advisor earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Advisor under a separate services agreement.  In this connection, the Board noted that the Advisor continues to provide services at a reasonable cost to investors, manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Advisor under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Advisor’s expectation that is does not anticipate that Fund assets will grow to a point that will allow the Advisor to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2010 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2009 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 28, 2010.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)              Not applicable to semi-annual reports.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)              Not applicable to the registrant.

(b)                 The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date:           June 28, 2010

/s/ Thomas P. Meehan
                                                                                                                    Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:           June 28, 2010

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date:           June 28, 2010

                                                                                                                    /s/ Paul  P. Meehan
Paul P. Meehan
Principal Financial Officer